UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: April 13, 2004
                        (Date of earliest event reported)

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

            DELAWARE                        333-56857              39-1927923
            DELAWARE                      333-56857-01             39-1928505
            DELAWARE                      333-56857-02             52-2055893
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
         incorporation)                                   Identification Number)

                                  P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Item 5.  Other Events and Regulation FD Disclosure

         On April 13, 2004, Alliance Laundry Holdings Inc. filed a press release announcing that it had filed a registration statement on Form S-1 in respect of its initial public offering of Income Deposit Securities. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

* 99.1 Press release issued April 13, 2004, entitled "Alliance Laundry Holdings Inc. Files Registration Statement for Proposed Initial Public Offering of Income Deposit Securities."

--------------

* Filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Systems LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 13th day of April 2004.

       Signature             Title                                     Date

 /s/ Thomas L'Esperance     Chairman and CEO                           4-13-04
----------------------------                                        ------------
   Thomas L'Esperance

  /s/ Bruce P. Rounds       Vice President and Chief Financial Officer 4-13-04
----------------------------                                        ------------
    Bruce P. Rounds



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Corp. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 13th day of April 2004.

       Signature                Title                                 Date

 /s/ Thomas L'Esperance     Chairman and CEO                          4-13-04
----------------------------                                      ------------
   Thomas L'Esperance

  /s/ Bruce P. Rounds       Vice President and Chief Financial Officer 4-13-04
----------------------------                                      ------------
    Bruce P. Rounds



Pursuant to the requirements of the Securities Exchange Act of 1934, Alliance Laundry Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the city of Ripon, state of Wisconsin, on the 13th day of April 2004.

       Signature                 Title                                  Date

 /s/ Thomas L'Esperance      Chairman and CEO                          4-13-04
-----------------------------                                        ----------
   Thomas L'Esperance

  /s/ Bruce P. Rounds        Vice President and Chief Financial Officer 4-13-04
-----------------------------                                        ----------
    Bruce P. Rounds